UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 05, 2026

Pattern Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42852	83-2556861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Innovation Way, Suite 500 Lehi, UT	84043
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 765-1355
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	PTRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

In connection with the initial public offering (the “IPO”) of Series A common stock of Pattern Group Inc. (the “Company”), each of the Company’s officers, directors, and holders of substantially all of the Company’s Series A common stock and securities exercisable for or convertible into Series A common stock entered into lock-up agreements with the underwriters for the IPO that, subject to certain exceptions, restrict such holder’s ability to sell or transfer their shares or otherwise engage in certain transactions related thereto. Such restrictions terminate on the earlier of (i) the opening of trading on the second trading day immediately following the Company’s release of earnings for the quarter ended December 31, 2025 and (ii) 180 days after September 18, 2025 (the “Restricted Period”).

On February 5, 2026, the Company announced that it will release its earnings results for the fourth quarter and full year ended December 31, 2025 on March 5, 2026 at 3:00 p.m. MT (5:00 p.m. ET). As a result, the Restricted Period is expected to end at the opening of trading on March 9, 2026.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to, statements regarding the Company’s announcement of earnings results, expiration of the lockup period, and timing of any of the foregoing. Forward-looking statements are inherently difficult to predict and involve known and unknown risks and uncertainties. Additional information regarding factors that could materially impact results and the accuracy of the forward-looking statements contained herein can be found in the Company’s most recent filings with the Securities and Exchange Commission. While the Company may elect to update such forward-looking statements in the future, it disclaims any obligation to do so.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 05, 2026

Pattern Group Inc.

	By:	/s/ Ben Craven
	Name:	Ben Craven
	Title:	General Counsel